Exhibit 99.2

Supplemental Information
Second Quarter 2019

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Executive Management Team

Timothy G. Wallace	W. Page Barnes	David H. Dupuy	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Operating Officer	Executive Vice President, Chief Financial Officer	Executive Vice President Chief Accounting Officer

Covering Analysts

A. Goldfarb - Sandler O'Neill			M. Lewis - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI			R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR			N. Crossett - Berenberg Capital Markets
D. Babin - Baird			B. Oxford - D.A. Davidson & Co.

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 3

HISTORICAL FFO AND AFFO (1)
(Amounts in thousands, except per share data)

	2019		2018				2017
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Net income (loss)	$2,066	$1,450	$(1,885)	$1,999	$2,417	$1,872	$1,552	$579
Real estate depreciation and amortization	5,340	5,282	5,109	4,918	4,624	4,911	4,978	4,539
Gain from sale of depreciable real estate	—	—	(295)	—	—	—	—	—
Total adjustments	5,340	5,282	4,814	4,918	4,624	4,911	4,978	4,539
Funds from Operations	$7,406	$6,732	$2,929	$6,917	$7,041	$6,783	$6,530	$5,118
Transaction costs	—	—	—	—	57	—	25	11
Straight-line rent	(413)	(336)	(126)	(359)	(391)	(415)	(351)	(417)
Stock-based compensation	899	853	747	690	801	614	428	395
Impairment of note receivable (2)	—	—	5,000	—	—	—	—	—
Income tax benefit (2)	—	—	(1,321)	—	—	—	—	—
AFFO	$7,892	$7,249	$7,229	$7,248	$7,508	$6,982	$6,632	$5,107
Funds from Operations per Common Share-Diluted	$0.40	$0.37	$0.16	$0.39	$0.40	$0.38	$0.37	$0.31
AFFO Per Common Share-Diluted	$0.42	$0.40	$0.41	$0.40	$0.42	$0.39	$0.37	$0.31
Weighted Average Common Shares Outstanding-Diluted (3)	18,685	18,343	17,848	17,948	17,800	17,791	17,769	16,402

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included AFFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	In the fourth quarter of 2018, the Company recorded a $5.0 million impairment related to its mezzanine loan with Highlands and recorded a related tax benefit of approximately $1.3 million.
(3)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2019		2018				2017
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
ASSETS
Real estate properties
Land and land improvements	$57,388	$52,520	$50,270	$47,748	$47,080	$46,066	$44,419	$39,810
Buildings, improvements, and lease intangibles	454,050	425,763	394,527	376,310	369,563	356,530	343,955	307,492
Personal property	143	135	133	132	129	116	112	112
Total real estate properties	511,581	478,418	444,930	424,190	416,772	402,712	388,486	347,414
Less accumulated depreciation	(65,843)	(60,544)	(55,298)	(50,607)	(45,682)	(41,052)	(36,136)	(31,153)
Total real estate properties, net	445,738	417,874	389,632	373,583	371,090	361,660	352,350	316,261
Cash and cash equivalents	9,031	3,868	2,007	1,006	1,784	2,285	2,130	17,479
Restricted cash	234	166	385	—	—	—	—	—
Mortgage note receivable, net	—	—	—	—	—	10,633	10,633	10,633
Other assets, net	35,497	34,822	34,546	40,711	37,910	25,210	20,653	10,776
Total assets	$490,500	$456,730	$426,570	$415,300	$410,784	$399,788	$385,766	$355,149

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$198,176	$179,117	$147,766	$127,449	$125,417	$111,385	$93,353	$59,284
Accounts payable and accrued liabilities	3,395	3,351	3,196	3,818	4,439	3,806	4,056	3,226
Other liabilities	9,809	4,579	3,949	4,716	4,570	4,987	4,983	4,743
Total liabilities	211,380	187,047	154,911	135,983	134,426	120,178	102,392	67,253

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	194	189	186	185	182	182	181	181
Additional paid-in capital	361,913	342,654	337,180	333,468	325,719	324,918	324,303	323,877
Cumulative net income	12,694	10,628	9,178	11,063	9,064	6,647	4,775	3,223
Accumulated other comprehensive (loss) income	(4,769)	(642)	633	2,612	2,039	1,232	258	(386)
Cumulative dividends	(90,912)	(83,146)	(75,518)	(68,011)	(60,646)	(53,369)	(46,143)	(38,999)
Total stockholders’ equity	279,120	269,683	271,659	279,317	276,358	279,610	283,374	287,896
Total liabilities and stockholders' equity	$490,500	$456,730	$426,570	$415,300	$410,784	$399,788	$385,766	$355,149

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(Amounts in thousands, except per share data)

	2019		2018				2017
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3

REVENUES
Rental income	$13,361	$12,898	$11,715	$11,926	$11,810	$11,075	$10,554	$9,170
Mortgage interest	—	—	—	—	—	—	248	255
Other operating interest	955	543	479	679	592	354	160	19
	14,316	13,441	12,194	12,605	12,402	11,429	10,962	9,444

EXPENSES
Property operating	2,993	3,075	2,447	2,627	2,506	2,364	2,579	2,225
General and administrative	1,776	1,785	1,547	1,463	1,504	1,193	801	1,069
Depreciation and amortization	5,299	5,246	5,068	4,925	4,630	4,916	4,983	4,544
	10,068	10,106	9,062	9,015	8,640	8,473	8,363	7,838

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND OTHER ITEMS	4,248	3,335	3,132	3,590	3,762	2,956	2,599	1,606
Gain on sale of real estate	—	—	295	—	—	—	—	—
Interest expense	(2,251)	(2,054)	(1,817)	(1,643)	(1,571)	(1,268)	(1,051)	(1,091)
Impairment of note receivable	—	—	(5,000)	—	—	—	—	—
Income tax benefit	—	—	1,547	—	—	—	—	—
Interest and other income, net	69	169	(42)	52	226	184	4	64
INCOME FROM CONTINUING OPERATIONS	2,066	1,450	(1,885)	1,999	2,417	1,872	1,552	579
NET INCOME (LOSS)	$2,066	$1,450	$(1,885)	$1,999	$2,417	$1,872	$1,552	$579

NET INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.09	$0.06	$(0.12)	$0.10	$0.12	$0.09	$0.08	$0.02
Net income (loss) per common share – Diluted	$0.09	$0.06	$(0.12)	$0.10	$0.12	$0.09	$0.08	$0.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	18,246	17,955	17,848	17,670	17,574	17,574	17,574	16,242
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	18,246	17,955	17,848	17,670	17,574	17,574	17,574	16,242
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.4100	$0.4075	$0.4050	$0.4025	$0.4000	$0.3975	$0.3950	$0.3925

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 6

PROPERTY LOCATIONS

Approximately 53% of our property revenues are in MSAs with populations over 1,000,000 and approximately 96% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000.0	3.74%	$2,016.3	4.50%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	254 Republic Avenue	Joliet	IL	8,876.0	0.39%	$375.7	0.84%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	668 Cedar Crossing	New Lenox	IL	7,905.0	0.35%	$340.3	0.76%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	SC	1600 West US Route 6	Morris	IL	18,470.0	0.81%	$564.1	1.26%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	SCH	6309 West 95th Street	Oak Lawn	IL	30,455.0	1.34%	$644.2	1.44%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	MOB	7380 N. Lincoln Ave.	Lincolnwood	IL	14,863.0	0.65%	$318.8	0.71%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	2614 Jefferson Street	Joliet	IL	44,888.0	1.97%	$1,651.1	3.69%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	16105 South LaGrange Road	Orland Park	IL	13,565.0	0.60%	$462.7	1.03%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	222 S. Greenleaf St.	Gurnee	IL	22,943.0	1.01%	$370.9	0.83%	9,533,040	Chicago-Naperville-Elgin, IL-IN-WI	3
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	49,738.1	2.19%	$851.3	1.90%	6,892,427	Houston-The Woodlands-Sugar Land, TX	5
Kindred Healthcare	SC	18839 McKay Blvd.	Humble	TX	55,646.0	2.45%	$2,639.2	5.89%	6,892,427	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	5215 Hollister Street	Houston	TX	11,200.0	0.49%	$466.4	1.04%	6,892,427	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	63 Kresson Road	Cherry Hill	NJ	24,567.4	1.08%	$482.6	1.08%	6,096,120	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,227.0	0.36%	$146.7	0.33%	4,737,270	Phoenix-Mesa-Scottsdale, AZ	11
Desert Endoscopy Center	SCH	610 E. Baseline Road	Tempe	AZ	13,000.0	0.57%	$257.5	0.58%	4,737,270	Phoenix-Mesa-Scottsdale, AZ	11
Mountain View Surgery Center	SCH	3131 West Peoria Avenue	Phoenix	AZ	13,835.0	0.61%	$315.6	0.70%	4,737,270	Phoenix-Mesa-Scottsdale, AZ	11
Associated Surgical Center of Dearborn	SCH	24420 Ford Road	Dearborn Heights	MI	12,400.0	0.55%	$370.2	0.83%	4,313,002	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	28500 Orchard Lake Road	Farmington Hills	MI	27,217.0	1.20%	$568.6	1.27%	4,313,002	Detroit-Warren-Dearborn, MI	14
Bay Area Physicians Surgery Center	SCH	6043 Winthrop Commerce Avenue	Riverview	FL	18,708.0	0.82%	$693.9	1.55%	3,091,399	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450.0	0.37%	$245.1	0.55%	2,888,227	Denver-Aurora-Lakewood, CO	19
Righttime Medical Care	SC	2114 Generals Highway	Annapolis	MD	6,236.0	0.27%	$287.2	0.64%	2,808,175	Baltimore-Columbia-Towson, MD	20
Eyecare Partners	PC	1111 W Lincoln	Belleville	IL	6,487.0	0.29%	$126.4	0.28%	2,807,338	St. Louis, MO-IL	21
Eyecare Partners	PC	1310 D'Adrian Professional Park	Godfrey	IL	5,560.0	0.24%	$41.2	0.09%	2,807,338	St. Louis, MO-IL	21
Eyecare Partners	SCH	3990 N Illinois Street	Swansea	IL	16,608.0	0.73%	$282.3	0.63%	2,807,338	St. Louis, MO-IL	21
Eyecare Partners	PC	204 Bradford Lane	Waterloo	IL	6,311.0	0.28%	$45.0	0.10%	2,807,338	St. Louis, MO-IL	21
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420.0	0.11%	$128.5	0.29%	2,509,831	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894.0	0.13%	$153.7	0.34%	2,509,831	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648.0	0.95%	$533.0	1.19%	2,509,831	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	604 Oak Commons Boulevard	Kissimmee	FL	15,167.0	0.67%	$337.0	0.75%	2,509,831	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	611 Oak Commons Blvd	Kissimmee	FL	4,784.0	0.21%	$98.0	0.22%	2,509,831	Orlando-Kissimmee-Sanford, FL	23
Vascular Access Centers of Southern Nevada	SC	3150 West Charleston	Las Vegas	NV	4,800.0	0.21%	$—	—%	2,204,079	Las Vegas-Henderson-Paradise, NV	28
			(CONTINUED)

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
Assurance Health System	BF	11690 Grooms Road	Cincinnati	OH	14,381.0	0.63%	$509.3	1.14%	2,179,082	Cincinnati, OH-KY-IN	29
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	37,084.4	1.63%	$339.9	0.76%	2,179,082	Cincinnati, OH-KY-IN	29
Davita Commercial Way	SC	90 Commercial Way	Springboro	OH	4,980.0	0.22%	$104.0	0.23%	2,179,082	Cincinnati, OH-KY-IN	29
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	17,845.5	0.78%	$283.6	0.63%	2,179,082	Cincinnati, OH-KY-IN	29
Prairie Star Medical Facility I	MOB	6815 Hilltop Road	Shawnee	KS	24,724.0	1.09%	$817.7	1.83%	2,128,912	Kansas City, MO-KS	30
Prairie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840.0	1.09%	$319.6	0.71%	2,128,912	Kansas City, MO-KS	30
Court Street Surgery Center	SCH	125 South Court Street	Circleville	OH	7,787.0	0.34%	$—	—%	2,078,725	Columbus, OH	32
Sedalia Medical Center	MOB	5345 Hendron Road	Groveport	OH	20,064.0	0.88%	$298.4	0.67%	2,078,725	Columbus, OH	32
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444.0	0.81%	$375.1	0.84%	2,058,844	Cleveland-Elyria, OH	33
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	54,870.3	2.41%	$1,347.4	3.01%	2,058,844	Cleveland-Elyria, OH	33
Assurance Health System	BF	900 N High School Road	Indianapolis	IN	13,722.0	0.60%	$452.8	1.01%	2,028,614	Indianapolis-Carmel-Anderson, IN	34
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200.0	0.45%	$333.1	0.74%	2,028,614	Indianapolis-Carmel-Anderson, IN	34
Kindred Hospital Indianapolis North	LTACH	Suite 2000 Box 82064, One American Square	Indianapolis	IN	37,270.0	1.64%	$1,412.4	3.15%	2,028,614	Indianapolis-Carmel-Anderson, IN	34
Virginia Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445.0	0.37%	$144.3	0.32%	1,725,246	Virginia Beach-Norfolk-Newport News, VA-NC	37
Memphis Center	PC	11221 Latting Road	Eads	TN	11,669.0	0.51%	$105.9	0.24%	1,348,260	Memphis, TN-MS-AR	42
Glastonbury	MOB	622 Hebron Avenue	Glastonbury	CT	50,519.0	2.22%	$834.4	1.86%	1,210,259	Hartford-West Hartford-East Hartford, CT	47
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,702.0	1.26%	$406.6	0.91%	1,136,856	Buffalo-Cheektowaga-Niagara Falls, NY	50
Worcester Behavioral	BF	100 Century Drive	Worcester	MA	81,972.0	3.60%	$2,535.3	5.66%	942,475	Worcester, MA-CT (part)	58
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797.0	1.84%	$438.0	0.98%	860,661	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	455 Chase Parkway	Waterbury	CT	16,793.0	0.74%	$310.7	0.69%	860,435	New Haven-Milford	66
Columbia Gastroenterology Surgery Center	SCH	2739 Laurel Street	Columbia	SC	16,969.0	0.75%	$372.9	0.83%	825,033	Columbia, SC	71
Davita Business Center Court	SC	1431 Business Center Court	Dayton	OH	13,048.0	0.57%	$254.3	0.57%	803,416	Dayton, OH	73
Davita Springboro Pike	SC	4700 Springboro Pike	Dayton	OH	10,510.0	0.46%	$179.0	0.40%	803,416	Dayton, OH	73
Davita Turner Road	SC	455 Turner Road	Dayton	OH	17,642.0	0.78%	$364.6	0.81%	803,416	Dayton, OH	73
Novus Clinic	SCH	518 West Avenue	Tallmadge	OH	14,315.0	0.63%	$279.1	0.62%	703,505	Akron, OH	81
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000.0	0.48%	$320.5	0.72%	703,505	Akron, OH	81
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	41,706.4	1.83%	$694.5	1.55%	686,483	Lakeland-Winter Haven, FL	82
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000.0	0.62%	$300.0	0.67%	654,230	Madison, WI	86
Daytona Medical Office	MOB	1620 Mason Avenue	Daytona Beach	FL	19,156.0	0.84%	$536.6	1.20%	649,202	Deltona-Daytona Beach-Ormond Beach, FL	87
Debary Professional Plaza	MOB	110 Pond Court	Debary	FL	22,314.6	0.98%	$155.8	0.35%	649,202	Deltona-Daytona Beach-Ormond Beach, FL	87
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,223.2	1.90%	$909.8	2.03%	645,628	Wichita, KS	89
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581.0	0.73%	$410.8	0.92%	645,628	Wichita, KS	89
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891.0	0.52%	$306.0	0.68%	645,628	Wichita, KS	89
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	24,134.0	1.06%	$381.8	0.85%	603,668	Toledo, OH	92
			(CONTINUED)

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 8

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368.0	1.03%	$301.4	0.67%	603,668	Toledo, OH	92
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228.0	0.23%	$277.6	0.62%	589,162	Palm Bay-Melbourne-Titusville, FL	94
Eynon Surgery Center	SCH	681 Scranton Carbondale Hwy	Eynon	PA	6,500.0	0.29%	$163.8	0.37%	555,426	Scranton--Wilkes-Barre--Hazleton, PA	100
Riverview Medical Center	SCH	423 Third Avenue	Kingston	PA	24,040.0	1.06%	$529.3	1.18%	555,426	Scranton--Wilkes-Barre--Hazleton, PA	100
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000.0	0.88%	$284.7	0.64%	542,903	Lancaster, PA	102
AMG Specialty Hospital - Lafayette	BF	310 Youngville Highway	Lafayette	LA	29,061.9	1.28%	$—	—%	491,558	Lafayette, LA	108
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,703.0	2.49%	$688.6	1.54%	473,429	Port St. Lucie, FL	111
Martin Foot & Ankle Clinic	PC	2300 Pleasant Valley Road	York	PA	27,100.0	1.19%	$383.5	0.86%	446,078	York-Hanover, PA	120
Affinity Health Center	MOB	4455 Dressler Road NW	Canton	OH	47,366.0	2.08%	$707.2	1.58%	399,927	Canton-Massillon, OH	135
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975.0	0.48%	$230.3	0.51%	306,659	Kingsport-Bristol-Bristol, TN-VA	161
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548.0	0.20%	$72.8	0.16%	306,659	Kingsport-Bristol-Bristol, TN-VA	161
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495.0	0.86%	$432.8	0.97%	268,696	Waco, TX	181
Meridian Behavioral Health Systems	BF	300 56th SW	Charleston	WV	132,430.0	5.82%	$2,494.4	5.57%	214,406	Charleston, WV	209
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398.0	0.28%	$—	—%	212,628	Daphne-Fairhope-Foley, AL	211
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146.0	0.27%	$159.8	0.36%	212,628	Daphne-Fairhope-Foley, AL	211
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920.0	0.22%	$92.6	0.21%	191,779	Warner Robins, GA	228
Monroe Surgical Hosptial	SCH	2408 Broadmoor Blvd	Monroe	LA	58,121.0	2.56%	$2,152.6	4.81%	178,445	Monroe, LA	239
Kedplasma	SC	505 East Webb Avenue	Burlington	NC	12,870.0	0.57%	$272.1	0.61%	162,391	Burlington, NC	260
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	50,765.0	2.23%	$878.4	1.96%	109,605	Kankakee, IL	357
Wellmont Associates Complex	MOB	338 Cueburn Avenue	Norton	VA	32,542.0	1.43%	$490.3	1.10%	57,304	Big Stone Gap, VA	541
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000.0	0.22%	$57.5	0.13%	57,304	Big Stone Gap, VA	541
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	14,889.8	0.65%	$159.3	0.36%	56,774	Point Pleasant, WV-OH	547
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720.0	0.21%	$70.2	0.16%	52,877	Athens, TN	573
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699.0	0.78%	$132.0	0.29%	48,701	Corsicana, TX	604
Arkansas Valley Surgery Center	SCH	933 Sell Avenue	Canon City	CO	10,853.5	0.48%	$231.6	0.52%	47,559	Cañon City, CO	613
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545.0	0.55%	$427.0	0.95%	44,202	Pahrump, NV	653
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	79,594.0	3.50%	$1,087.5	2.43%	44,010	Ottumwa, IA	655
Eyecare Partners	PC	408 W Second Street	Centralia	IL	8,421.0	0.37%	$122.1	0.27%	37.902	Centralia, IL	724
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971.0	0.17%	$103.2	0.23%	37.447	Atmore, AL	732
Sanderling Dialysis Center	SC	780 East Washington Boulevard	Crescent City	CA	4,186.0	0.18%	$267.8	0.60%	27.47	Crescent City, CA	839
Batesville Regional Medical Center	MOB	205 Medical Center Dr	Batesville	MS	9,263.1	0.41%	$44.9	0.10%	City: 7,241; County: 33,994	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	23,113.7	1.02%	$0.2	0.42%	City: 7,007; County: 32,873	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515.0	1.30%	$148.1	0.33%	City: 3,982; County: 23,722	RURAL - NO CBSA	N/A
			(CONTINUED)

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 9

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
							($ 000's)
North Mississippi Health Services	MOB	1107 Earl Frye Blvd	Amory	MS	17,628.8	0.78%	$85.5	0.19%	City: 6,958; County: 35,872	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	1111 Earl Frye Blvd,	Amory	MS	27,743.2	1.22%	$134.5	0.30%	City: 6,958; County: 35,872	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	1127 Earl Frye Blvd	Amory	MS	18,074.3	0.79%	$87.7	0.20%	City: 6,958; County: 35,872	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	404 Gilmore Drive	Amory	MS	9,889.7	0.43%	$48.0	0.11%	City: 6,958; County: 35,872	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	305 Highway 45N	Aberdeen	MS	3,377.7	0.15%	$16.4	0.04%	City: 5,328; County: 35,872	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000.0	0.53%	$180.0	0.40%	City: 4,318; County: 23,527	RURAL - NO CBSA	N/A
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129.0	1.28%	$146.2	0.33%	City: 9,697; County: 31,495	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217.0	0.23%	$248.7	0.56%	City: 5,547; County: 13,302	RURAL - NO CBSA	N/A
Tri Lakes Behavioral	BF	155 Keating Road	Batesville	MS	58,400.0	2.57%	$506.3	1.13%	City: 7,241; County: 33,994	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369.0	0.37%	$97.7	0.22%	City: 3,214; County: 27,048	RURAL - NO CBSA	N/A

(1) Annualized rent was calculated by multiplying base rent for the month of June 2019 by 12.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 10

INVESTMENT ACTIVITY

2019 INVESTMENT ACTIVITY

Location	Property Type	Acquisition Date	Purchase Price (in thousands)	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
Humble, TX	IRF	2/22/2019	$28,459	55,646	100.0%
York, PA	PC	2/25/2019	4,265	27,100	100.0%
Worcester, MA	BF	4/30/2019	27,000	81,972	100.0%
Gurnee, IL	MOB	5/30/2019	3,819	22,943	91.3%
Kissimmee, FL	MOB	6/20/2019	1,059	4,902	100.0%

Total / Weighted Average			$64,602	192,563

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 11

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (in thousands)	Percent (%)
2019	18	67,406	3.1%	1,402,133	2.9%
2020	44	219,391	10.3%	4,563,042	9.5%
2021	24	174,061	8.1%	3,562,870	7.4%
2022	32	205,457	9.6%	4,402,213	9.2%
2023	38	222,730	10.4%	4,378,740	9.2%
2024	15	87,246	4.1%	2,014,561	4.2%
2025	13	135,578	6.3%	4,221,662	8.8%
2026	9	147,746	6.9%	3,287,660	7.0%
2027	4	12,325	0.6%	351,525	0.7%
2028	3	66,789	3.1%	1,124,970	2.3%
Thereafter	33	784,262	36.6%	18,127,988	37.8%
Month-to-Month	7	18,919	0.9%	490,404	1.0%
Totals	240	2,141,910	100.0%	$47,927,768	100.0%

(1) Total portfolio was approximately 90.1% leased in the aggregate at June 30, 2019 with lease expirations ranging from 2019 through 2034.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Medical Office Building (MOB)	36	$16,129	33.7%
Behavioral Facilities (BF)	8	8,847	18.5%
Surgical Centers and Hospitals (SCH)	15	7,328	15.3%
Specialty Centers (SC)	25	6,469	13.5%
Physician Clinics (PC)	22	5,026	10.5%
Inpatient Rehabilitation Facilities (IRF)	1	2,639	5.5%
Long-term Acute Care Hospitals (LTACH)	1	1,412	3.0%
Total	108	$47,850	100.0%
______________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2019.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 13

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
ILLINOIS	15	$8,239	17.2%
OHIO	15	5,581	11.7%
TEXAS	7	5,140	10.7%
FLORIDA	11	4,297	9.0%
KANSAS	5	2,764	5.8%
MASSACHUSETTS	1	2,535	5.3%
WEST VIRGINIA	1	2,495	5.2%
INDIANA	3	2,198	4.6%
LOUISIANA	2	2,153	4.5%
OTHER (Less than 3%)	48	$12,448	26.0%
TOTAL	108	$47,850	100.0%
_________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2019.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 14

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Post Acute Medical	$2,639	5.5%
Worcester Behavioral Innovations Hospital	2,535	5.3%
Highland Hospital	2,494	5.2%
AMITA Health	2,457	5.1%
Blue Cross Blue Shield of Louisiana	2,153	4.5%
US Healthvest	2,016	4.2%
Assurance Health	1,810	3.8%
All Others (Less than 3%)	31,746	66.4%
	$47,850	100.0%
__________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2019.

Community Healthcare Trust / 2Q 2019 Supplemental Information	Page 15